SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 4, 2003


                              HBOA HOLDINGS, INC..
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             (Exact Name of Registrant as Specified in its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

        0-24977                                         95-3795478
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(Commission File Number)                       (IRS Employer Identification No.)


                          5200 NW 33rd Ave., Suite 215
                            Ft. Lauderdale, FL 33309
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               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 938-8010
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Change Since Last Report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Sewell and Company, P.A. (the "Former Accountant"), resigned as independent certified public accountant and independent auditor for HBOA Holdings, Inc. (the "Company") effective as of March 4, 2003. On March 4, 2003, the Company engaged Berkovits, Lago & Company, LLP (the "New Accountant"), as its independent auditor and independent certified public accountant. The Company's decision to change accountants was approved by its Board of Directors and Audit Committee.

         The report of the Former Accountant on the financial statements of the Company for the two most recent fiscal years and all subsequent interim periods, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles, with the exception of a "going concern" qualification for the two most recent fiscal years and all subsequent interim periods.

         During the Company's two most recent fiscal years and all subsequent interim periods, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

         The Company did not consult with the New Accountant regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by the New Accountant that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.
         16.1 Letter dated March 5, 2002 from Sewell & Company, P.A. regarding the disclosures in this Current Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                     HBOA HOLDINGS, INC.

Date:March 6, 2003                                   By:  /s/ Gary Verdier
                                                          ----------------------
                                                              Gary Verdier
                                                              President


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